Exhibit 10.1

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND CONSENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”) is made as of September 30, 2019 (the "Effective Date"), by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA, and 7124 Grade Lane, each individually a “Borrower” and collectively, the “Borrowers”), and BANK OF AMERICA, N.A. (“Lender”).

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into a Loan and Security Agreement dated as of November 9, 2018 (as amended or otherwise modified from time to time, the “Loan Agreement”) and various instruments, guaranties, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the “Loan Documents”);

WHEREAS, Borrowers and Lender have agreed to amend certain provisions of the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   DEFINITIONS.

               Definitions in Loan Agreement.  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

SECTION 2.   AMENDMENTS.  Effective as of the Effective Date:

2.1               Section 10.3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.3.1              Minimum EBITDA.  At all times before the FCCR Conversion Date, Borrowers shall maintain a consolidated EBITDA of not less than the following amounts opposite the respective periods set forth below:

Period	Minimum EBITDA
One month ending August 31, 2019	($100,000)
Two months ending September 30, 2019	$(680,000)
Three months ending October 31, 2019	$377,000
Four months ending November 30, 2019	$617,000
Five months ending December 31, 2019 and, if the FCCR Conversion Date has not occurred, the five months ending on the last day of each month thereafter	$782,000
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Compliance with the foregoing shall be evidenced by delivery of the Compliance Certificate required under Section 10.1.2(c).”

SECTION 3.   AMENDMENT FEE

In consideration of the amendments to the Loan Agreement requested by Borrowers and agreed to by Lender, Borrowers shall pay to Lender an amendment fee in the amount of $2,500 (the “Amendment Fee”).  The Amendment Fee shall be fully earned, due and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.

SECTION 4.   PROVISIONS OF GENERAL APPLICATION

4.1               Representations in Loan Documents.  Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the Effective Date with the same full force and effect as if each of such representations and warranties had been made by or on behalf of Borrowers on the Effective Date and in this Amendment (other than such representations and warranties that relate solely to a specific prior date, which such representation and warranties were true and correct in all material respects only as of that specific prior date).  Borrowers hereby represent and warrant to Lender that (a) no Event of Default exists as of the Effective Date, after giving effect to this Amendment, and (b) no Event of Default will exist immediately after the Effective Date, after giving effect to this Amendment.

4.2               Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by Borrowers and are in full force and effect, as modified hereby.

4.3              Conditions to Effectiveness.  The effectiveness of the terms and provisions of this Amendment shall be subject to:

(a)                Receipt by Lender of this Amendment, duly authorized, executed and delivered by Borrowers and Lender;

(b)               Receipt by Lender of the Amendment Fee; and

(c)           Unless otherwise agreed by Lender at its sole option, the Borrowers shall have paid all reasonable and documented out-of-pocket expenses incurred by Lender, including the reasonable fees, charges and disbursements of counsel for Lender, in connection with the preparation, negotiation, execution and delivery of this Agreement.

4.4               Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Effective Date.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.

4.5               Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

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4.6               Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.7               Governing Law.  THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

4.8               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of a signature page hereto by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Loan and Security Agreement as of the date first written above.

Borrowers:

INDUSTRIAL SERVICES OF AMERICA, INC.

By:   /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

            Louisville, KY 40213

Attn: Todd Phillips

7124 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:   /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

            Louisville, KY 40213

Attn: Todd Phillips

7200 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:   /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:

7100 Grade Lane, Bldg. 1

            Louisville, KY 40213

Attn: Todd Phillips

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Lender:
BANK OF AMERICA, N.A., as Lender
By: /s/ Douglas Cowan
Name: Douglas Cowan
Title: Senior Vice President

Amendment No. 3 to Loan and Security Agreement